MFS(R) STRATEGIC GROWTH FUND

           Supplement dated January 1, 2003 to the Current Prospectus

This Supplement describes the fund's Class J Shares, and it supplements certain information in the fund's Prospectus dated January 1, 2003. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class J shares are available for purchase only by Japanese investors. Class J shares may only be offered or sold outside the United States and this supplement does not constitute an offer of class J shares to any person who resides within the United States.

1.   RISK RETURN SUMMARY

         Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

Average Annual Total Returns (for the periods ended December 31, 2001):

                                  1 Year             5 Year            Life*
                                  ------             ------            -----

      Class J shares             (27.78)%            14.98%           19.11%
----------------------
* Fund performance figures are for the period from the commencement of the fund's investment operations on January 2, 1996 through December 31, 2001.

The fund commenced investment operations on January 2, 1996, with the offering of class A shares and subsequently offered class J shares on December 31, 1999. Performance for class J shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific expenses (such as Rule 12b-1 fees). Compared to performance class J shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance where class J shares have higher operating expenses than class A shares, and lower performance where class J shares have lower operating expenses than class A shares.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                                                   Class J
              Maximum Sales Charge (Load) Imposed on Purchase

                   (as a percentage of offering price).................................           3.00%(1)

              Maximum Deferred Sales Charge (Load) (as a percentage or original
                   purchase price or redemption proceeds, whichever is less)...........             None


Annual Fund Operating Expenses (expenses that are deducted from fund assets)

              Management Fees                                   0.75%
              Distribution and Service (12b-1) Fees             1.00%
              Other Expenses(2) (3)                             0.35%
                                                                -----
              Total Annual Fund Operating Expenses              2.10%
-----------------------
(1) Class J shares are sold in Japan through financial institutions. The sales charge (load) paid by an investor differs depending upon the financial institutions through which the investment is made, but will not exceed 3%. These sales charges (loads) are fully disclosed in the Fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). "Other Expenses" do not take into account these expense reductions, and therefore do not represent the actual expenses of the fund. Had these fee reductions been taken into account, "Total Annual Fund Operating Expenses" would be 2.09%.

(3)    "Other Expenses" are estimated for the current fiscal year.

         Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The table is supplemented as follows:

                  Share Class              Year 1           Year 3            Year 5           Year 10
                  -----------              ------           ------            ------           -------
                  Class J shares            $507             $938             $1,395            $2,658

3.   DESCRIPTIONS OF SHARE CLASSES

     Class J Shares. Class J shares are offered exclusively to Japanese investors through financial institutions in Japan. Class J shares are offered at net asset value plus a maximum initial sales charge as follows:

                                         Sales Charge as Percentage of:

       Amount of Purchase            Offering Price       Net Amount Invested

       All amounts                        3.00%                  3.09%

     Distribution and Service Fees. The fund has adopted a plan under 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of J shares and the services provided to you by your financial institution. The class J annual distribution and service fees are equal to 1.00% (0.25% service fee and 0.75% distribution fee), and are paid out of the assets of class J shares. These fees are paid to MFD by the fund, and MFD in turns pays a portion of these fees to dealers.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

     How to Purchase Shares. You can establish an account by having your financial institution process your purchase. The minimum initial investment and the minimum subsequent investment amounts differ depending upon the financial institution through which the investment is made. These minimums are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

     How to Exchange Shares. Exchanges of class J shares of the fund for class J shares of other MFS funds is permitted only if the funds are sold in Japan through the same distributor and the distributor permits exchanges. Exchange privileges are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

     How to Redeem Shares. You may withdraw all or any portion of the value of your account on any date the fund is open for business by selling your shares to the fund through a financial institution, who may charge you a fee. If the financial institution receives your order prior to the close of regular trading on the New York Stock Exchange and communicates it to MFS before the close of the business on the same day, you will receive the net asset value calculated on that day, reduced by an amount of any income tax required to be withheld.

5.   INVESTOR SERVICES AND PROGRAMS

     The shareholder services, as described in the Prospectus, do not apply to class J shares, except that shareholders will receive confirmation statements and tax information.

6.   FINANCIAL HIGHLIGHTS

     The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class J Shares

                                                                                Year Ended August 31,           Period Ended
                                                                                 2002            2001         August 31, 2000*
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                                            $18.69          $38.46             $ 34.29
                                                                                 ------          ------             -------
Income from investment operations# -
   Net investment loss                                                           $(0.24)        $ (0.34)            $ (0.37)
   Net realized and unrealized gain (loss) on investments and foreign             (4.80)         (15.19)               4.54
                                                                               ---------      ----------           --------
currency

     Total from investment operations                                            $(5.04)        $(15.53)            $  4.17
                                                                                 -------        --------            -------
Less distributions declared to shareholders -
   From net realized gain on investments and foreign currency transactions        $ --          $ (4.06)             $  --
   In excess of net realized gain on investments and foreign
     currency transactions                                                        (0.09)          (0.18)                --
                                                                               ---------       ---------             -----
       Total distributions declared to shareholders                              $(0.09)        $ (4.24)             $  --
                                                                                 -------        --------             -----
Net asset value - end of period                                                  $13.56         $ 18.69             $ 38.46
                                                                                 ------         -------             -------
Total return++                                                                   (27.13)%        (43.31)%             46.55%++
Ratios (to average net assets)/Supplemental data:

   Expenses##                                                                      2.10%           2.02%               1.97%+
   Net investment loss                                                            (1.39)%         (1.32)%             (1.43)% +
Portfolio turnover                                                                 116%              104%              104%
Net assets at end of period (000 Omitted)                                          $4,744          $6,003              $8,551

_____________________
* For the period from the inception of Class J shares, December 31, 1999, through August 31, 2000.
+    Annualized.
++   Not Annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements. ++ Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


                 The date of this Supplement is January 1,2003.